ANNUAL REPORT
                               DECEMBER 31, 2000

                               [GRAPHIC OMITTED]

Mercury
QA Mid Cap
Fund OF MERCURY
     QA EQUITY SERIES, INC.

PORTFOLIO INFORMATION

INVESTMENTS AS OF DECEMBER 31, 2000
================================================================================
                                 Percent of                           Percent of
Ten Largest Holdings             Net Assets  Ten Largest Industries   Net Assets
-------------------------------------------  -----------------------------------
Millennium Pharmaceuticals, Inc.    1.8%     Pharmaceuticals             7.1%
-------------------------------------------  -----------------------------------
Genzyme Corporation                 1.5      Medical                     5.7
-------------------------------------------  -----------------------------------
IDEC Pharmaceuticals Corporation    1.5      Insurance                   5.5
-------------------------------------------  -----------------------------------
Concord EFS, Inc.                   1.4      Electronics Components      4.8
-------------------------------------------  -----------------------------------
Forest Laboratories, Inc.           1.4      Banking                     4.0
-------------------------------------------  -----------------------------------
SEI Investments Company             1.3      Computer Software           3.8
-------------------------------------------  -----------------------------------
Kinder Morgan, Inc.                 1.3      Financial Services          3.1
-------------------------------------------  -----------------------------------
DPL Inc.                            1.2      Retail                      3.0
-------------------------------------------  -----------------------------------
Northeast Utilities                 1.1      Technology                  2.9
-------------------------------------------  -----------------------------------
Sepracor Inc.                       1.1      Biotechnology               2.9
-------------------------------------------  -----------------------------------


                  December 31, 2000 (2) Mercury QA Mid Cap Fund

DEAR SHAREHOLDER

Fiscal Year in Review

We are pleased to provide you with this first annual report for Mercury QA Mid Cap Fund. The Fund commenced operations on June 2, 2000. The unmanaged Standard & Poor's (S&P) Mid Cap 400 Index returned +9.41% from May 31, 2000 to December 31, 2000. In comparison, Mercury QA Mid Cap Fund's Class I, Class A, Class B and Class C Shares had total returns of +2.59%, +2.49%, +2.00% and +2.04%, respectively, from June 2, 2000 to December 31, 2000. (Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Complete performance information can be found on pages 7-9 of this report to shareholders.)

Mercury QA Mid Cap Fund is a diversified portfolio of mid cap stocks. Since its inception, the Fund has benefited from investments in the energy, financial and utility industries while suffering from technology investments. In the energy industry, stocks such as Weatherford International, Inc. and Noble Affiliates, Inc. posted double-digit returns for the Fund since its inception. Similarly, financial companies such as SEI Investments Company and Ambac Financial Group, Inc. and utility companies such as Calpine Corporation and Northeast Utilities returned between 10%-30%. However, on the negative side, technology firms such as 3Com Corporation and Informix Corporation lost more than one quarter of their value.

The year 2000 was an unusual year in a number of respects:

o Value stocks outperformed growth stocks by the largest amount ever recorded.

o Small cap and mid cap stocks outperformed large cap stocks for the first time since the early 1990s.

o     The S&P 500 Index's return was negative for the first time in a decade.

In 2000, the disparity in return between large growth and large value stocks was the largest on record. In fact, growth stocks underperformed value stocks by an incredible 18.4% in the fourth quarter alone and by an astounding 34.6% during the second half of the year. Nothing in the history of the S&P 500 growth and value indexes comes remotely close to this record. The next-worst period for growth stocks occurred in 1976 and 1977, when large cap growth stocks underperformed value stocks by 11.1% for three months and 16.4% for six months.

In 2000, mid cap stocks and small cap stocks outperformed large cap stocks for the first time since 1993. Moreover, prior to 2000, investors in large cap stocks enjoyed much


                  December 31, 2000 (3) Mercury QA Mid Cap Fund better returns than investors in mid cap and small cap stocks. For example, investors who held portfolios that delivered returns in line with the S&P 500 Index earned 250% from 1995 to 1999, compared with just 182% for mid cap investors and a rather paltry 120% for small cap investors.

In 2000, the S&P 500 Index posted its first negative year since 1990 and only its third negative year since the oil crisis of the 1970s. Surprisingly enough, the S&P 500 Index held a positive return as late as September 14, 2000. Unfortunately, a barrage of earnings warnings delivered during the fourth quarter, combined with the US presidential debacle, derailed the equity market.

Market Outlook

In 2000, liquidity conditions were tight for most of the year. Sharply tighter liquidity, particularly in the United States, has contributed to the difficult environment this year for riskier assets, typified by NASDAQ stocks and high-yield debt. Although current liquidity conditions remain tight, the liquidity outlook has improved markedly, in our opinion. With the surprise cut in the Federal Funds rate at the beginning of January 2001, the Federal Reserve Board has signaled an easing bias, citing diminished inflationary risks and increasing concern over growth outlook. The Federal Reserve Board could cut interest rates aggressively, if necessary to combat markedly weaker economic growth.

There is strong historical evidence to suggest that the liquidity environment for 2001 will propel equity markets higher. However, we believe that it will be obscured by investors' concerns over declining corporate profit growth. Concerns over the profit outlook have been a notable drag on markets since the beginning of September 2000, when the US third quarter "confessions season" began. Expectations have been too optimistic after several good years of corporate earnings growth and investors have increasingly focused on the impact that slower economic growth will have on corporate profit growth.

Not surprisingly, earnings forecasts have been revised sharply downward. In October, analysts were forecasting earnings growth of 16% for the S&P 500 Index for the fourth quarter of 2000 compared to the fourth quarter of 1999. By the beginning of December, the forecast had been cut to 10% and declining by the day.

The increased uncertainty toward the profit outlook has led to investors becoming increasingly risk averse, and in turn, raising the equity risk premium investors demand for the greater uncertainty of holding equities compared to bonds. This has contributed to the fall in equity markets. As the US economy slows, there is a growing risk that foreign investors will no longer invest as much in US markets, making it increasingly difficult for the United States to fund its current account deficit at current levels.


                  December 31, 2000 (4) Mercury QA Mid Cap Fund

In Conclusion

We believe we are alert to many of the opportunities and most of the risks that we may face in 2001. We thank you for your continued support of Mercury QA Mid Cap Fund, and we look forward to reviewing our outlook and strategy in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn                 /s/ Philip Green

Terry K. Glenn                     Philip Green
President and Director             Senior Vice President and
                                   Portfolio Manager

February 8, 2001


                  December 31, 2000 (5) Mercury QA Mid Cap Fund

OFFICERS AND DIRECTORS

Terry K. Glenn, Director and President
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll, Jr., Senior Vice President
Philip Green, Senior Vice President
Sidney Hoots, Senior Vice President
Dean D'Onofrio, Senior Vice President
Frank Salerno, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Marc C. Cozzolino, Secretary

--------------------------------------------------------------------------------
Jack B. Sunderland and Arthur Zeikel, Directors, have recently retired from Mercury QA Mid Cap Fund. We join the Fund's Board of Directors in wishing Messrs. Sunderland and Zeikel well in their retirements.
--------------------------------------------------------------------------------

Custodian

The Chase Manhattan Bank
4 Chase MetroTech, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


                  December 31, 2000 (6) Mercury QA Mid Cap Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived all of its management fee plus additional expenses. Without such waiver, the Fund's performance would have been lower.


                  December 31, 2000 (7) Mercury QA Mid Cap Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

Mercury QA Mid Cap Fund's Class I, Class A, Class B & Class C Shares-- Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Mercury QA Mid Cap Fund's Class I, Class A, Class B & Class C Shares compared to growth of an investment in the S&P Mid Cap 400 Index. Beginning and ending values are:

                                                       6/02/00**          12/00
Mercury QA Mid Cap Fund+--
Class I Shares*                                        $ 9,475           $ 9,720
Class A Shares*                                        $ 9,475           $ 9,711
Class B Shares*                                        $10,000           $ 9,792
Class C Shares*                                        $10,000           $10,102
S&P Mid Cap 400 Index++                                $10,000           $10,942

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ The Fund normally invests at least 65% of its total assets in equity securities of mid-capitalization companies.

++ This unmanaged broad-based Index is comprised of common stocks of 400 mid-sized capitalization companies within various industrial sectors. The starting date for the Index in the graphs is from May 31, 2000.

      Past performance is not indicative of future results.


                  December 31, 2000 (8) Mercury QA Mid Cap Fund

FUND PERFORMANCE DATA (CONCLUDED)

AGGREGATE TOTAL RETURN
--------------------------------------------------------------------------------
                                                       % Return        % Return
                                                     Without Sales    With Sales
Class I Shares*                                          Charge        Charge**
--------------------------------------------------------------------------------
Inception (6/02/00)
through 12/31/00                                         +2.59%        -2.80%
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                                       % Return        % Return
                                                     Without Sales    With Sales
Class A Shares*                                          Charge        Charge**
--------------------------------------------------------------------------------
Inception (6/02/00)
through 12/31/00                                        +2.49%         -2.89%
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                                       % Return        % Return
                                                        Without          With
Class B Shares*                                          CDSC           CDSC**
--------------------------------------------------------------------------------
Inception (6/02/00)
through 12/31/00                                        +2.00%         -2.00%
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
** Assuming payment of applicable contingent deferred sales charge.

                                                       % Return        % Return
                                                        Without          With
Class C Shares*                                          CDSC           CDSC**
--------------------------------------------------------------------------------
Inception (6/02/00)
through 12/31/00                                         +2.04%        +1.03%
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                          6 Month                Since Inception
As of December 31, 2000                 Total Return               Total Return
--------------------------------------------------------------------------------
Class I                                    +4.68%                     +2.59%
--------------------------------------------------------------------------------
Class A                                    +4.58                      +2.49
--------------------------------------------------------------------------------
Class B                                    +4.08                      +2.00
--------------------------------------------------------------------------------
Class C                                    +4.12                      +2.04
--------------------------------------------------------------------------------
* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 6/02/00.


                  December 31, 2000 (9) Mercury QA Mid Cap Fund

SCHEDULE OF INVESTMENTS

                                                                In US Dollars
                                                           ---------------------
                   Shares                                             Percent of
Industries          Held          Common Stocks               Value   Net Assets
--------------------------------------------------------------------------------

FINLAND
================================================================================
Paper &             1,175 +Stora Enso Oyj (ADR) (a)        $    13,806    0.1%
Forest Producers
--------------------------------------------------------------------------------
                           Total Common Stocks in Finland
                           (Cost--$11,016)                      13,806    0.1
--------------------------------------------------------------------------------

UNITED STATES
================================================================================
Advertising           500  True North Communications Inc.       21,250    0.2
--------------------------------------------------------------------------------
Aerospace           1,200 +Lear Corporation                     29,775    0.2
                      800 +The Titan Corporation                13,000    0.1
                                                           ---------------------
                                                                42,775    0.3
--------------------------------------------------------------------------------
Aerospace & Defense   500 +Litton Industries, Inc.              39,344    0.3
--------------------------------------------------------------------------------
Apparel             1,100 +Jones Apparel Group, Inc.            35,406    0.3
--------------------------------------------------------------------------------
Auto & Truck          400  BorgWarner, Inc.                     16,000    0.1
--------------------------------------------------------------------------------
Automotive          1,300 +Cooper Cameron Corporation           85,881    0.7
                    4,600  DPL Inc.                            152,662    1.2
                                                           ---------------------
                                                               238,543    1.9
--------------------------------------------------------------------------------
Banking             1,700  First Tennessee National
                             Corporation                        49,194    0.4
                      700  FirstMerit Corporation               18,714    0.1
                      300  Greater Bay Bancorp                  12,300    0.1
                    1,700  GreenPoint Financial Corp.           69,594    0.5
                    1,000  Marshall & Ilsley Corporation        50,830    0.4
                    1,200  Mercantile Bankshares Corporation    51,825    0.4
                    2,000  National Commerce Bancorporation     49,500    0.4
                    1,600  North Fork Bancorporation            39,300    0.3
                      300  Pacific Century Financial
                             Corporation                         5,306    0.0
                      300  Provident Financial Group, Inc.      11,250    0.1
                      300 +Silicon Valley Bancshares            10,369    0.1
                    6,100  Sovereign Bancorp, Inc.              49,563    0.4
                      800  TCF Financial Corporation            35,650    0.3
                      100  Westamerica Bancorporation            4,300    0.0
                    1,000  Zions Bancorporation                 62,438    0.5
                                                           ---------------------
                                                               520,133    4.0
--------------------------------------------------------------------------------
Banking--Regional       1  Wells Fargo Company                      56    0.0
--------------------------------------------------------------------------------
Banking & Financial 2,400  Banknorth Group, Inc.                47,850    0.4
--------------------------------------------------------------------------------
Banks--Other Major  1,000  Compass Bancshares, Inc.             23,875    0.2
                      400  First Virginia Banks, Inc.           19,200    0.1
                      700  M&T Bank Corporation                 47,600    0.4
                                                           ---------------------
                                                                90,675    0.7
--------------------------------------------------------------------------------


                 December 31, 2000 (10) Mercury QA Mid Cap Fund

                                                                In US Dollars
                                                           ---------------------
                   Shares                                             Percent of
Industries          Held          Common Stocks               Value   Net Assets
--------------------------------------------------------------------------------

UNITED STATES (continued)
================================================================================
Batteries/          1,200 +Energizer Holdings, Inc.          $  25,650    0.2%
Battery Systems
--------------------------------------------------------------------------------
Biotechnology       2,900 +Chiron Corporation                  129,050    1.0
                    2,200 +Genzyme Corporation                 197,862    1.5
                      600 +Gilead Sciences, Inc.                49,762    0.4
                                                           ---------------------
                                                               376,674    2.9
--------------------------------------------------------------------------------
Broadcasting/Media    500  A.H. Belo Corporation (Class A)       8,000    0.1
                      800 +Hispanic Broadcasting
                             Corporation                        20,400    0.1
                    1,500 +Univision Communications Inc.
                           (Class A)                            61,406    0.5
                                                           ---------------------
                                                                89,806    0.7
--------------------------------------------------------------------------------
Building & Building   400  York International Corporation       12,275    0.1
Materials
--------------------------------------------------------------------------------
Building Products     900  Martin Marietta Materials, Inc.      38,070    0.3
--------------------------------------------------------------------------------
Business Services   4,200 +Concord EFS, Inc.                   184,537    1.4
--------------------------------------------------------------------------------
Chemicals             200 +Cabot Microelectronics
                             Corporation                        10,387    0.1
--------------------------------------------------------------------------------
Commercial Services   700 +The New Dun & Bradstreet
                             Corporation                        18,112    0.1
                      400 +Quanta Services, Inc.                12,875    0.1
                                                           ---------------------
                                                                30,987    0.2
--------------------------------------------------------------------------------
Computer Equipment  4,300 +Cadence Design Systems, Inc.        118,250    0.9
                    1,200 +Quantum Corporation-DLT &
                           Storage Systems                      15,975    0.1
                                                           ---------------------
                                                               134,225    1.0
--------------------------------------------------------------------------------
Computer Services   1,400 +Affiliated Computer Services,
                             Inc. (Class A)                     84,962    0.7
                      900 +CheckFree Corp.                      38,756    0.3
                    1,800 +DST Systems, Inc.                   120,600    0.9
                    4,500 +Informix Corporation                 13,359    0.1
                    2,300 +MarchFirst, Inc.                      3,450    0.0
                    1,400 +Network Associates, Inc.              5,863    0.1
                    1,100  Symbol Technologies, Inc.            39,600    0.3
                      600  Telephone and Data Systems, Inc.     54,000    0.4
                                                           ---------------------
                                                               360,590    2.8
--------------------------------------------------------------------------------
Computer Software     500 +CSG Systems International, Inc.      23,469    0.2
                    7,000 +Cambridge Technology Partners, Inc.  18,375    0.1
                    5,600 +E* TRADE Group, Inc.                 41,300    0.3
                    3,100 +Intuit Inc.                         122,256    1.0
                    1,800 +Legato Systems, Inc.                 13,388    0.1
                      700 +Macromedia, Inc.                     42,525    0.3
                    2,000 +Sungard Data Systems Inc.            94,250    0.7


                 December 31, 2000 (11) Mercury QA Mid Cap Fund

                                                                In US Dollars
                                                           ---------------------
                   Shares                                             Percent of
Industries          Held          Common Stocks               Value   Net Assets
--------------------------------------------------------------------------------

UNITED STATES (continued)
================================================================================
Computer Software   2,400 +Sykes Enterprises, Incorporated $    10,650    0.1%
(concluded)         1,100 +Symantec Corporation                 36,713    0.3
                    2,100 +Transaction Systems Architects,
                             Inc. (Class A)                     24,281    0.2
                    1,900 +Wind River Systems, Inc.             64,838    0.5
                                                           ---------------------
                                                               492,045    3.8
--------------------------------------------------------------------------------
Computers             300 +NVIDIA Corporation                    9,830    0.1
--------------------------------------------------------------------------------
Consulting Services 1,900  Comdisco, Inc.                       21,731    0.2
--------------------------------------------------------------------------------
Consumer--Products    400  Blyth, Inc.                           9,650    0.1
--------------------------------------------------------------------------------
Containers            900  Sonoco Products Company              19,463    0.2
--------------------------------------------------------------------------------
Cosmetics             600 +CommScope, Inc.                       9,937    0.1
--------------------------------------------------------------------------------
Data Processing     2,000 +Acxiom Corp.                         77,875    0.6
                    3,000 +Fiserv, Inc.                        142,312    1.1
                      900 +Keane, Inc.                           8,775    0.1
                                                           ---------------------
                                                               228,962    1.8
--------------------------------------------------------------------------------
Distribution        1,600 +CDW Computer Centers, Inc.           44,600    0.3
--------------------------------------------------------------------------------
Diversified         3,000 +Gartner Group, Inc. (Class B)        19,020    0.1
--------------------------------------------------------------------------------
Diversified         5,500  The FINOVA Group Inc.                 5,156    0.0
Companies             800  Viad Corp.                           18,400    0.2
                                                           ---------------------
                                                                23,556    0.2
--------------------------------------------------------------------------------
Drugs & Hospital      300  Hillenbrand Industries, Inc.         15,450    0.1
Supplies
--------------------------------------------------------------------------------
Education           1,300 +Apollo Group, Inc. (Class A)         63,944    0.5
                      600 +DeVry, Inc.                          22,650    0.2
                                                           ---------------------
                                                                86,594    0.7
--------------------------------------------------------------------------------
Electric & Gas        800  ALLETE                               19,850    0.2
                    3,000 +Calpine Corporation                 135,187    1.0
                      500  NSTAR                                21,438    0.2
                                                           ---------------------
                                                               176,475    1.4
--------------------------------------------------------------------------------
Electric, Gas &     6,000  Northeast Utilities                 145,500    1.1
Utilities             800  OGE Energy Corp.                     19,550    0.1
                    1,100  SCANA Corporation                    32,519    0.3
                                                           ---------------------
                                                               197,569    1.5
--------------------------------------------------------------------------------
Electrical            400  IDAcorp Inc.                         19,625    0.2
                    3,600  TECO Energy, Inc.                   116,550    0.9
                                                           ---------------------
                                                               136,175    1.1
--------------------------------------------------------------------------------


                 December 31, 2000 (12) Mercury QA Mid Cap Fund

                                                                In US Dollars
                                                           ---------------------
                   Shares                                             Percent of
Industries          Held          Common Stocks               Value   Net Assets
--------------------------------------------------------------------------------

UNITED STATES (continued)
================================================================================
Electronics           800  Alliant Energy Corporation      $    25,500    0.2%
                    1,600 +Arrow Electronics, Inc.              45,800    0.4
                    2,400 +Lattice Semiconductor
                             Corporation                        44,100    0.3
                      600 +Semtech Corporation                  13,238    0.1
                                                           ---------------------
                                                               128,638    1.0
--------------------------------------------------------------------------------
Electronics           800  Avnet, Inc.                          17,200    0.1
Components          2,000 +Jabil Circuit, Inc.                  50,750    0.4
                    1,500 +Microchip Technology                 32,906    0.3
                    1,100 +QLogic Corporation                   84,700    0.7
                    1,800 +SCI Systems, Inc.                    47,475    0.4
                      800 +Sawtek Inc.                          36,950    0.3
                    1,000 +TranSwitch Corporation               39,125    0.3
                    2,000 +Vishay Intertechnology, Inc.         30,250    0.2
                    2,400 +Vitesse Semiconductor
                             Corporation                       132,750    1.0
                    1,700 +Waters Corporation                  141,950    1.1
                                                           ---------------------
                                                               614,056    4.8
--------------------------------------------------------------------------------
Energy              3,000  MCN Energy Group Inc.                83,063    0.6
                      300  Noble Affiliates, Inc.               13,800    0.1
                      300  Valero Energy Corporation            11,156    0.1
                                                           ---------------------
                                                               108,019    0.8
--------------------------------------------------------------------------------
Entertainment         800  International Speedway Corp.
                             (Class A)                          30,400    0.2
                    4,200 +Park Place Entertainment
                             Corporation                        50,138    0.4
                      900 +Six Flags, Inc.                      15,469    0.1
                                                           ---------------------
                                                                96,007    0.7
--------------------------------------------------------------------------------
Environmental         400  Donaldson Company, Inc.              11,125    0.1
--------------------------------------------------------------------------------
Finance               800 +Investment Technology Group, Inc.    33,400    0.3
--------------------------------------------------------------------------------
Financial Services  2,200  A.G. Edwards, Inc.                  104,362    0.8
                      300  City National Corporation            11,644    0.1
                    2,700  Dime Bancorp, Inc.                   79,819    0.6
                    1,200  Legg Mason, Inc.                     65,400    0.5
                    2,500  Waddell & Reed Financial, Inc.
                             (Class A)                          94,063    0.7
                    1,700  Webster Financial Corporation        48,131    0.4
                                                           ---------------------
                                                               403,419    3.1
--------------------------------------------------------------------------------
Forest Products       900  Georgia-Pacific Corporation
                             (Timber Group)                     26,944    0.2
--------------------------------------------------------------------------------
Healthcare            600 +COR Therapeutics, Inc.               21,112    0.2
                      700 +Trigon Healthcare, Inc.              54,469    0.4
                      600 +VISX, Incorporated                    6,263    0.0
                                                           ---------------------
                                                                81,844    0.6
--------------------------------------------------------------------------------


                 December 31, 2000 (13) Mercury QA Mid Cap Fund

                                                                In US Dollars
                                                           ---------------------
                   Shares                                             Percent of
Industries          Held          Common Stocks               Value   Net Assets
--------------------------------------------------------------------------------

UNITED STATES (continued)
================================================================================
Healthcare--Cost    1,500 +Oxford Health Plans, Inc.       $    59,250    0.5%
Containment
--------------------------------------------------------------------------------
Health Insurance    1,400  The MONY Group Inc.                  69,213    0.5
--------------------------------------------------------------------------------
Health Services       900 +Express Scripts, Inc. (Class A)      92,025    0.7
--------------------------------------------------------------------------------
Home--Builders      1,200 +International Rectifier Corp.        36,000    0.3
--------------------------------------------------------------------------------
Home Furnishings    2,700  Shaw Industries, Inc.                51,131    0.4
--------------------------------------------------------------------------------
Hospital Management 3,900 +Health Management Associates,
                             Inc. (Class A)                     80,925    0.6
--------------------------------------------------------------------------------
Hotels & Casinos      900 +Mandalay Resort Group                19,744    0.2
--------------------------------------------------------------------------------
Human Resources       700  Manpower Inc.                        26,600    0.2
                    2,400 +Robert Half International Inc.       63,600    0.5
                                                           ---------------------
                                                                90,200    0.7
--------------------------------------------------------------------------------
Industrial--        1,600  Cintas Corporation                   85,100    0.7
Services
--------------------------------------------------------------------------------
Information Systems   500  Reynolds & Reynolds Company
                             (Class A)                          10,125    0.1
                      600 +Tech Data Corporation                16,228    0.1
                                                           ---------------------
                                                                26,353    0.2
--------------------------------------------------------------------------------
Instruments/Photo--   200  Teleflex Incorporated                 8,838    0.1
Optical
--------------------------------------------------------------------------------
Insurance           1,000  Allmerica Financial Corporation      72,500    0.6
                    2,150  Ambac Financial Group, Inc.         125,372    1.0
                    1,800 +Apogent Technologies Inc.            36,900    0.3
                    1,000 +First Health Group Corp.             46,562    0.3
                    1,200  Horace Mann Educators
                             Corporation                        25,650    0.2
                    2,000  Ohio Casualty Corporation            20,000    0.1
                    2,900  Old Republic International
                             Corporation                        92,800    0.7
                    1,100  The PMI Group, Inc.                  74,456    0.6
                    2,200  Protective Life Corporation          70,950    0.5
                      800  Radian Group Inc.                    60,050    0.5
                      600 +Sybron Dental Specialties, Inc.      10,125    0.1
                    1,800  Unitrin, Inc.                        73,125    0.6
                                                           ---------------------
                                                               708,490    5.5
--------------------------------------------------------------------------------
Insurance--         1,200  American Financial Group, Inc.       31,875    0.2
Multiline
--------------------------------------------------------------------------------
Internet Software     200 +Retek Inc.                            4,875    0.0
--------------------------------------------------------------------------------


                 December 31, 2000 (14) Mercury QA Mid Cap Fund

                                                                In US Dollars
                                                           ---------------------
                   Shares                                             Percent of
Industries          Held          Common Stocks               Value   Net Assets
--------------------------------------------------------------------------------

UNITED STATES (continued)
================================================================================
Investment            500  Neuberger Berman Inc.           $    40,531    0.3%
Management          1,500  SEI Investments Company             168,000    1.3
                                                           ---------------------
                                                               208,531    1.6
--------------------------------------------------------------------------------
Jewelry               200  Claire's Stores, Inc.                 3,587    0.0
--------------------------------------------------------------------------------
Leasing               300  GATX Corporation                     14,962    0.1
--------------------------------------------------------------------------------
Leisure               900  Callaway Golf Company                16,762    0.1
                    1,200  International Game Technology        57,600    0.5
                                                           ---------------------
                                                                74,362    0.6
--------------------------------------------------------------------------------
Machinery           2,200 +Grant Prideco, Inc.                  48,263    0.4
--------------------------------------------------------------------------------
Machinery & Machine   500 +SPX Corporation                      54,094    0.4
Tools
--------------------------------------------------------------------------------
Manufacturing       6,300 +Atmel Corporation                    73,237    0.6
                    1,100 +Micrel, Inc.                         37,056    0.3
                      800  Precision Castparts Corp.            33,650    0.2
                                                           ---------------------
                                                               143,943    1.1
--------------------------------------------------------------------------------
Marketing             600 +Catalina Marketing Corporation       23,362    0.2
--------------------------------------------------------------------------------
Media/Publishing    2,000 +Electronic Arts Inc.                 85,250    0.7
                      900  Harte-Hanks, Inc.                    21,319    0.2
                    2,100  The Reader's Digest Association,
                             Inc. (Class A)                     82,163    0.6
                       63  The Washington Post Company          38,863    0.3
                                                           ---------------------
                                                               227,595    1.8
--------------------------------------------------------------------------------
Medical               800 +AmeriSource Health Corporation
                             (Class A)                          40,400    0.3
                      800  Beckman Coulter Inc.                 33,550    0.3
                      400 +Edwards Lifesciences Corporation      7,100    0.1
                    2,100 +Health Net Inc.                      54,994    0.4
                    2,000  ICN Pharmaceuticals, Inc.            61,375    0.5
                    1,800 +Incyte Pharmaceuticals, Inc.         44,775    0.3
                    1,200 +Lincare Holdings Inc.                68,475    0.5
                      800 +MiniMed Inc.                         33,625    0.3
                    3,600  Mylan Laboratories, Inc.             90,675    0.7
                    1,600 +PacifiCare Health Systems, Inc.      24,000    0.2
                      500 +Protein Design Labs, Inc.            43,438    0.3
                    2,300 +Quorum Health Group, Inc.            36,225    0.3
                    2,600  Stryker Corporation                 131,534    1.0
                    1,400 +Synopsys, Inc.                       66,413    0.5
                                                           ---------------------
                                                               736,579    5.7
--------------------------------------------------------------------------------


                 December 31, 2000 (15) Mercury QA Mid Cap Fund

                                                                In US Dollars
                                                           ---------------------
                   Shares                                             Percent of
Industries          Held          Common Stocks               Value   Net Assets
--------------------------------------------------------------------------------

UNITED STATES (continued)
================================================================================
Medical Services    1,100 +Apria Healthcare Group Inc.     $    32,725    0.3%
                    2,800 +Covance Inc.                         30,100    0.2
                      800 +Quest Diagnostics Incorporated      113,600    0.9
                                                           ---------------------
                                                               176,425    1.4
--------------------------------------------------------------------------------
Medical Supplies      900  DENTSPLY International Inc.          35,212    0.3
                      600 +STERIS Corporation                    9,675    0.1
                                                           ---------------------
                                                                44,887    0.4
--------------------------------------------------------------------------------
Natural Gas         2,100  WGL Holdings Inc.                    63,919    0.5
--------------------------------------------------------------------------------
Natural Gas         1,000  National Fuel Gas Company            62,938    0.5
Distribution
--------------------------------------------------------------------------------
Natural Gas--
Distributors        2,500  Vectren Corporation                  64,063    0.5
--------------------------------------------------------------------------------
Office--Related     1,200  Herman Miller, Inc.                  34,500    0.3
--------------------------------------------------------------------------------
Oil & Gas Producers   800  Ocean Energy Inc.                    13,900    0.1
                    2,000  Questar Corporation                  60,125    0.5
                                                           ---------------------
                                                                74,025    0.6
--------------------------------------------------------------------------------
Oil Field &         1,500 +BJ Services Company                 103,312    0.8
Equipment             700 +National-Oilwell, Inc.               27,081    0.2
                      900 +Smith International, Inc.            67,106    0.5
                    1,800 +Varco International, Inc.            39,150    0.3
                    1,700 +Weatherford International, Inc.      80,325    0.7
                                                           ---------------------
                                                               316,974    2.5
--------------------------------------------------------------------------------
Oil Services        1,800  ENSCO International Incorporated     61,312    0.5
                    2,600 +Global Marine Inc.                   73,775    0.6
                    1,300 +Hanover Compressor Company           57,931    0.5
                    2,100 +Noble Drilling Corporation           91,219    0.7
                    1,300  Tidewater Inc.                       57,688    0.4
                                                           ---------------------
                                                               341,925    2.7
--------------------------------------------------------------------------------
Paper & Forest        900  Bowater Incorporated                 50,737    0.4
Products
--------------------------------------------------------------------------------
Petroleum           1,300  Helmerich & Payne, Inc.              57,038    0.4
                      200  Murphy Oil Corporation               12,088    0.1
                      400  Ultramar Diamond Shamrock
                             Corporation                        12,350    0.1
                                                           ---------------------
                                                                81,476    0.6
--------------------------------------------------------------------------------


                 December 31, 2000 (16) Mercury QA Mid Cap Fund

                                                                In US Dollars
                                                           ---------------------
                   Shares                                             Percent of
Industries          Held          Common Stocks               Value   Net Assets
--------------------------------------------------------------------------------

UNITED STATES (continued)
================================================================================
Pharmaceutical--    2,200  Omnicare, Inc.                  $    47,575    0.4%
Distribution
--------------------------------------------------------------------------------
Pharmaceutical--      300  Carter-Wallace, Inc.                 10,012    0.1
Diversified
--------------------------------------------------------------------------------
Pharmaceuticals     1,300 +Forest Laboratories, Inc.           172,737    1.4
                    1,000 +IDEC Pharmaceuticals Corporation    189,563    1.5
                    3,400 +IVAX Corporation                    130,220    1.0
                    3,700 +Millennium Pharmaceuticals, Inc.    228,938    1.8
                    1,800 +Sepracor Inc.                       144,225    1.1
                      600 +Vertex Pharmaceuticals
                             Incorporated                       42,900    0.3
                                                           ---------------------
                                                               908,583    7.1
--------------------------------------------------------------------------------
Publishing            200 +Scholastic Corporation               17,725    0.1
--------------------------------------------------------------------------------
Real Estate           900 +The Neiman Marcus Group, Inc.
                             (Class A)                          32,006    0.2
--------------------------------------------------------------------------------
Reinsurance         1,200  Everest Re Group, Ltd.               85,950    0.7
--------------------------------------------------------------------------------
Retail              1,900 +Abercrombie & Fitch Co.
                             (Class A)                          38,000    0.3
                    1,100 +American Eagle Outfitters, Inc.      46,475    0.4
                    1,800 +BJ's Wholesale Club, Inc.            69,075    0.5
                    2,050 +Dollar Tree Stores, Inc.             50,225    0.4
                    3,700  Family Dollar Stores, Inc.           79,319    0.6
                      800  Fastenal Company                     43,900    0.3
                      300 +Payless ShoeSource, Inc.             21,225    0.2
                      900  Ross Stores, Inc.                    15,188    0.1
                    1,400 +Saks Incorporated                    14,000    0.1
                      600 +Williams-Sonoma, Inc.                12,000    0.1
                                                           ---------------------
                                                               389,407    3.0
--------------------------------------------------------------------------------
Retail--Specialty     600 +Borders Group, Inc.                   7,012    0.0
                    3,800 +OfficeMax, Inc.                      10,925    0.1
                                                           ---------------------
                                                                17,937    0.1
--------------------------------------------------------------------------------
Retail--Stores      1,300 +Barnes & Noble, Inc.                 34,450    0.3
--------------------------------------------------------------------------------
Savings & Loan      1,600  Astoria Financial Corporation        86,900    0.7
Associations        1,900  Roslyn Bancorp, Inc.                 51,894    0.4
                                                           ---------------------
                                                               138,794    1.1
--------------------------------------------------------------------------------
Semiconductors      1,600 +Cypress Semiconductor
                             Corporation                        31,500    0.2
--------------------------------------------------------------------------------


                 December 31, 2000 (17) Mercury QA Mid Cap Fund

                                                                In US Dollars
                                                           ---------------------
                   Shares                                             Percent of
Industries          Held          Common Stocks               Value   Net Assets
--------------------------------------------------------------------------------

UNITED STATES (continued)
================================================================================
Services            1,800 +ACNielsen Corporation           $    65,250    0.5%
--------------------------------------------------------------------------------
Technology          3,400 +3Com Corporation                     28,900    0.2
                    1,700 +Integrated Device Technology,
                             Inc.                               56,313    0.4
                    1,900 +Mentor Graphics Corporation          52,131    0.4
                    2,700 +Rational Software Corporation       105,131    0.8
                    2,600 +Structural Dynamics Research
                             Corporation                        26,000    0.2
                    1,200 +Sybase, Inc.                         23,775    0.2
                    2,000 +TriQuint Semiconductor, Inc.         87,375    0.7
                                                           ---------------------
                                                               379,625    2.9
--------------------------------------------------------------------------------
Telecommunications  1,100 +ANTEC Corporation                     8,697    0.1
                    2,100 +Broadwing Inc.                       47,906    0.4
                    1,200  Harris Corporation                   36,750    0.3
                      600 +L-3 Communications Holdings,
                             Inc.                               46,200    0.3
                    1,300 +Polycom, Inc.                        41,844    0.3
                                                           ---------------------
                                                               181,397    1.4
--------------------------------------------------------------------------------
Telecommunications    500 +Adtran, Inc.                         10,625    0.1
& Equipment
--------------------------------------------------------------------------------
Textiles              600 +Mohawk Industries, Inc.              16,425    0.1
--------------------------------------------------------------------------------
Tobacco             1,200  R.J. Reynolds Tobacco Holdings,
                             Inc.                               58,500    0.5
--------------------------------------------------------------------------------
Transport Services  1,500  C.H. Robinson Worldwide, Inc.        47,156    0.4
                      500  CNF Transportation Inc.              16,906    0.1
                                                           ---------------------
                                                                64,062    0.5
--------------------------------------------------------------------------------
Transportation--      800 +EGL, Inc.                            19,150    0.1
Freight
--------------------------------------------------------------------------------
Utilities--Electric 1,300  Allegheny Energy, Inc.               62,644    0.5
                    1,200  Energy East Corporation              23,625    0.2
                      900  IPALCO Enterprises, Inc.             21,769    0.2
                      500  KeySpan Corporation                  21,188    0.2
                    2,800  The Montana Power Company            58,100    0.4
                    1,100  Potomac Electric Power Company       27,181    0.2
                      900  Puget Sound Energy, Inc.             25,031    0.2
                    1,000  UtiliCorp United Inc.                31,000    0.2
                    1,200  Wisconsin Energy Corporation         27,075    0.2
                                                           ---------------------
                                                               297,613    2.3
--------------------------------------------------------------------------------
Utilities--         3,000  DQE, Inc.                            98,250    0.8
Electric, Gas,
& Water
--------------------------------------------------------------------------------


                 December 31, 2000 (18) Mercury QA Mid Cap Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                In US Dollars
                                                           ---------------------
                   Shares                                             Percent of
Industries          Held          Common Stocks               Value   Net Assets
--------------------------------------------------------------------------------

UNITED STATES (concluded)
================================================================================
Utilities--Gas      3,300  AGL Resources Inc.              $    72,806    0.6%
--------------------------------------------------------------------------------
Utilities--Gas      3,100  Kinder Morgan, Inc.                 161,781    1.3
Pipeline
--------------------------------------------------------------------------------
Water                 500  American Water Works Company,
                             Inc.                               14,687    0.1
--------------------------------------------------------------------------------
Wireless              600 +Powerwave Technologies, Inc.         35,100    0.3
Communication
--------------------------------------------------------------------------------
Wireless            1,600 +RF Micro Devices, Inc.               43,900    0.3
Communication--
Domestic Paging
& Cellular
--------------------------------------------------------------------------------
                           Total Common Stocks in the
                           United States (Cost--
                           $12,310,071)                     12,754,018   99.2
--------------------------------------------------------------------------------
                           Total Investments
                           (Cost--$12,321,087)              12,767,824   99.3

                           Other Assets Less Liabilities        85,748    0.7
                                                           ---------------------
                           Net Assets                      $12,853,572  100.0%
                                                           =====================
--------------------------------------------------------------------------------
(a)   American Depositary Receipts (ADR).
+     Non-income producing security.

      See Notes to Financial Statements.


                 December 31, 2000 (19) Mercury QA Mid Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2000
---------------------------------------------------------------------------------------
Assets:

Investments, at value (identified cost--$12,321,087)                       $ 12,767,824
Receivables:
  Capital shares sold                                       $    110,999
  Securities sold                                                 50,549
  Investment adviser                                              43,925
  Dividends                                                        4,951        210,424
                                                            ------------
Prepaid registration fees and other assets                                       71,047
                                                                           ------------
Total assets                                                                 13,049,295
                                                                           ------------
---------------------------------------------------------------------------------------
Liabilities:

Payables:
  Securities purchased                                            47,472
  Capital shares redeemed                                          1,969
  Distributor                                                      1,515         50,956
                                                            ------------
Accrued expenses and other liabilities                                          144,767
                                                                           ------------
Total liabilities                                                               195,723
                                                                           ------------
---------------------------------------------------------------------------------------
Net Assets:

Net assets                                                                 $ 12,853,572
                                                                           ============
---------------------------------------------------------------------------------------
Net Assets Consist of:

Class I Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                            $        102
Class A Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                       2
Class B Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                      11
Class C Shares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                      12
Paid-in capital in excess of par                                             12,849,210
Accumulated investment loss--net                                                 (9,095)
Accumulated realized capital losses on investments--net                        (400,873)
Accumulated distributions in excess of realized capital
  gains on investments--net                                                     (32,534)
Unrealized appreciation on investments--net                                     446,737
                                                                           ------------
Net assets                                                                 $ 12,853,572
                                                                           ============
---------------------------------------------------------------------------------------
Net Asset Value:

Class I--Based on net assets of $10,415,334 and 1,020,060
  shares outstanding                                                       $      10.21
                                                                           ============
Class A--Based on net assets of $186,925 and 18,314
  shares outstanding                                                       $      10.21
                                                                           ============
Class B--Based on net assets of $1,077,732 and 105,737
  shares outstanding                                                       $      10.19
                                                                           ============
Class C--Based on net assets of $1,173,581 and 115,045
  shares outstanding                                                       $      10.20
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.


                 December 31, 2000 (20) Mercury QA Mid Cap Fund

STATEMENT OF OPERATIONS

For the Period June 2, 2000+ to December 31, 2000
--------------------------------------------------------------------------------

Investment Income:

Dividends                                                             $  30,852
Interest and discount earned                                              2,261
                                                                      ---------
Total income                                                             33,113
                                                                      ---------
--------------------------------------------------------------------------------

Expenses:

Registration fees                                      $  52,768
Accounting services                                       24,334
Investment advisory fees                                  21,832
Offering costs                                            15,214
Administration fees                                       13,893
Printing and shareholder reports                           8,348
Custodian fees                                             4,780
Account maintenance and distribution fees--Class C         3,636
Account maintenance and distribution fees--Class B         3,270
Professional fees                                          2,277
Transfer agent fees--Class I                                 618
Directors' fees and expenses                                 423
Account maintenance fees--Class A                            177
Transfer agent fees--Class C                                 100
Transfer agent fees--Class B                                  95
Transfer agent fees--Class A                                  14
Pricing fees                                                  10
Other                                                        206
                                                       ---------
Total expenses before reimbursement                      151,995
Reimbursement of expenses                                (79,649)
                                                       ---------
Total expenses after reimbursement                                       72,346
                                                                      ---------
Investment loss--net                                                    (39,233)
                                                                      ---------
--------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on
Investments--Net:

Realized loss on investments--net                                      (370,735)
Unrealized appreciation on investments--net                             446,737
                                                                      ---------
Net Increase in Net Assets Resulting from Operations                  $  36,769
                                                                      =========
--------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


                 December 31, 2000 (21) Mercury QA Mid Cap Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                For the Period
                                                                June 2, 2000+
Increase (Decrease) in Net Assets:                             to Dec. 31, 2000
--------------------------------------------------------------------------------

Operations:

Investment loss--net                                            $    (39,233)
Realized loss on investments--net                                   (370,735)
Unrealized appreciation on investments--net                          446,737
                                                                ------------
Net increase in net assets resulting from operations                  36,769
                                                                ------------
-------------------------------------------------------------------------------

Distributions to Shareholders:

In excess of realized gain on investments--net:
  Class I                                                            (30,687)
  Class A                                                               (741)
  Class B                                                               (814)
  Class C                                                               (292)
                                                                ------------
Net decrease in net assets resulting from
  distributions to shareholders                                      (32,534)
                                                                ------------
-------------------------------------------------------------------------------

Capital Share Transactions:

Net increase in net assets derived from capital share
  transactions                                                    12,749,337
                                                                ------------
-------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                      12,753,572
Beginning of period                                                  100,000
                                                                ------------
End of period                                                   $ 12,853,572
                                                                ============
-------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


                 December 31, 2000 (22) Mercury QA Mid Cap Fund

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                  For the Period June 2, 2000+
                                                      to December 31, 2000
                                           ---------------------------------------------
Increase (Decrease) in Net Asset Value:    Class I       Class A    Class B      Class C
----------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period       $ 10.00       $ 10.00    $ 10.00      $ 10.00
                                           ---------------------------------------------
Investment loss--net                          (.03)         (.04)      (.06)        (.06)
Realized and unrealized gain on
  investments--net                             .29           .29        .26          .26
                                           ---------------------------------------------
Total from investment operations               .26           .25        .20          .20
                                           ---------------------------------------------
Less distributions in excess of realized
  gain on investments--net                    (.05)         (.04)      (.01)          --@@
                                           ---------------------------------------------
Net asset value, end of period             $ 10.21       $ 10.21    $ 10.19      $ 10.20
                                           =============================================
----------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share           2.59%++       2.39%++    2.00%++      2.04%++
                                           =============================================
----------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement               1.64%*        1.89%*     2.65%*       2.65%*
                                           =============================================
Expenses                                     3.65%*        3.90%*     4.66%*       4.66%*
                                           =============================================
Investment loss--net                         (.81%)*      (1.02%)*   (1.80%)*     (1.82%)*
                                           =============================================
----------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)   $10,415       $   187    $ 1,078      $ 1,174
                                           =============================================
Portfolio turnover                          77.20%        77.20%     77.20%       77.20%
                                           =============================================
----------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
@@    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.


                 December 31, 2000 (23) Mercury QA Mid Cap Fund

NOTES TO FINANCIAL STATEMENTS

(1)   Significant Accounting Policies:

      Mercury QA Mid Cap Fund (the "Fund") is part of the Mercury QA Equity Series, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on June 2, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on February 25, 2000 to Mercury Advisors ("Mercury Advisors"), a division of Fund Asset Management, L.P. ("FAM"), for $100,000. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Corporation's Board of Directors.

      (b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities


                 December 31, 2000 (24) Mercury QA Mid Cap Fund denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                 December 31, 2000 (25) Mercury QA Mid Cap Fund

      (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

      (f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

      (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

      (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $30,138 have been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Fund has entered into an Investment Advisory Agreement with Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


                 December 31, 2000 (26) Mercury QA Mid Cap Fund

      As compensation for its services to the Fund, Mercury Advisors receives monthly compensation at the annual rate of .55% of the average daily net assets of the Fund. For the period June 2, 2000 to December 31, 2000, Mercury Advisors earned fees of $21,832, all of which was waived. Mercury Advisors also reimbursed the Fund for additional expenses of $57,817.

      The Fund has also entered into an Administration Agreement with Mercury Advisors. The Fund pays a monthly fee at an annual rate of .35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

      Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                Account             Distribution
                                             Maintenance Fee            Fee
      --------------------------------------------------------------------------
      Class A                                    .25%                   --
      --------------------------------------------------------------------------
      Class B                                    .25%                  .75%
      --------------------------------------------------------------------------
      Class C                                    .25%                  .75%
      --------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

      For the period June 2, 2000 to December 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                                           FAMD           MLPF&S
      --------------------------------------------------------------------------
      Class A                                              $147           $2,571
      --------------------------------------------------------------------------

      For the period June 2, 2000 to December 31, 2000, MLPF&S received contingent deferred sales charges of $200 and $89 relating to transactions in Class B and Class C Shares, respectively.


                 December 31, 2000 (27) Mercury QA Mid Cap Fund

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent.

      Accounting services were provided to the Fund by Mercury Advisors.

      Certain officers and/or directors of the Corporation are officers and/or directors of Mercury Advisors, FAM, PSI, FDS, FAMD and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the period June 2, 2000 to December 31, 2000 were $18,075,726 and $5,383,904, respectively.

      Net realized losses for the period June 2, 2000 to December 31, 2000, and net unrealized gains as of December 31, 2000 were as follows:

                                                  Realized            Unrealized
                                                   Losses                Gains
      --------------------------------------------------------------------------
      Long-term investments                     $ (370,735)          $   446,737
                                                --------------------------------
      Total                                     $ (370,735)          $   446,737
                                                ================================
      --------------------------------------------------------------------------

      As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $105,679, of which $1,427,923 related to appreciated securities and $1,322,244 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $12,662,145.

(4)   Capital Share Transactions:

      A net increase in net assets derived from capital share transactions was $12,749,337 for the period June 2, 2000 to December 31, 2000.

      Transactions in capital shares for each class were as follows:

      Class I Shares for the Period June 2, 2000+
      to December 31, 2000                             Shares     Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                     1,276,951    $ 13,022,779
      Shares issued to shareholders
        in reinvestment of distributions                    273           2,700
                                                      -------------------------
      Total issued                                    1,277,224      13,025,479
      Shares redeemed                                  (259,664)     (2,609,657)
                                                      -------------------------
      Net increase                                    1,017,560    $ 10,415,822
                                                      =========================
      -------------------------------------------------------------------------
    + Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.


                 December 31, 2000 (28) Mercury QA Mid Cap Fund

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

      Class A Shares for the Period June 2, 2000+
      to December 31, 2000                             Shares     Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                        16,984    $    171,764
      Shares issued to shareholders
        in reinvestment of distributions                     61             608
                                                      -------------------------
      Total issued                                       17,045         172,372
      Shares redeemed                                    (1,231)        (12,175)
                                                      -------------------------
      Net increase                                       15,814    $    160,197
                                                      =========================
      -------------------------------------------------------------------------
    + Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

      Class B Shares for the Period June 2, 2000+
      to December 31, 2000                             Shares     Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                       108,273    $  1,096,882
      Shares issued to shareholders
        in reinvestment of distributions                     62             611
                                                      -------------------------
      Total issued                                      108,335       1,097,493
      Shares redeemed                                    (5,098)        (52,871)
                                                      -------------------------
      Net increase                                      103,237    $  1,044,622
                                                      =========================
      -------------------------------------------------------------------------
    + Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

      Class C Shares for the Period June 2, 2000+
      to December 31, 2000                             Shares     Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                       115,329    $  1,156,047
      Shares issued to shareholders
        in reinvestment of distributions                     17             172
                                                      -------------------------
      Total issued                                      115,346       1,156,219
      Shares redeemed                                    (2,801)        (27,523)
                                                      -------------------------
      Net increase                                      112,545    $  1,128,696
                                                      =========================
      -------------------------------------------------------------------------
    + Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.


                 December 31, 2000 (29) Mercury QA Mid Cap Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Mercury QA Mid Cap Fund
(One of the Series constituting Mercury QA Equity Series, Inc.):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury QA Mid Cap Fund as of December 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period June 2, 2000 (commencement of operations) to December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury QA Mid Cap Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period June 2, 2000 (commencement of operations) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 12, 2001


                 December 31, 2000 (30) Mercury QA Mid Cap Fund

IMPORTANT TAX INFORMATION
(UNAUDITED)

The following information summarizes all per share distributions paid by Mercury QA Mid Cap Fund during the short year ended December 31, 2000:

--------------------------------------------------------------------------------
                                                          Non-
                                        Qualifying     Qualifying         Total
Record                  Payable          Ordinary       Ordinary        Ordinary
Date                     Date             Income         Income          Income
--------------------------------------------------------------------------------
Class I Shares:
  12/04/2000          12/08/2000         $.038180       $.009061        $.047241
--------------------------------------------------------------------------------
Class A Shares:
  12/04/2000          12/08/2000         $.030747       $.007297        $.038044
--------------------------------------------------------------------------------
Class B Shares:
  12/04/2000          12/08/2000         $.007580       $.001799        $.009379
--------------------------------------------------------------------------------
Class C Shares:
  12/04/2000          12/08/2000         $.002882       $.000684        $.003566
--------------------------------------------------------------------------------

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.


                 December 31, 2000 (31) Mercury QA Mid Cap Fund

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury QA Mid Cap Fund of
Mercury QA Equity Series, Inc.
Box 9011
Princeton, NJ
08543-9011

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